UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2013
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Labelle, St-Jerome Quebec, Canada	J7Z 5L2
(Address of principal executive offices)	(Zip Code)

(855) 492-5245
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Board of Directors of Technologies Scan Corp., a Nevada corporation (the "Company") authorized the execution of two 12% convertible debentures as follows.

6287182 Canada Inc. 12% Convertible Debenture

On July 31, 2013, the Company issued a 12% convertible debenture in the principal amount of $100,000 (the "6287182 Canada Convertible Debenture") to 6287182 Canada Inc., a private corporation organized under the laws of Canada ("62187182 Canada"). In accordance with the terms and provisions of the 6287182 Canada Debenture, the Company may redeem at any time by paying the principal plus accrued interest. 6287182 Canada has the right at any time prior to repayment of the principal to convert all or a portion of the principal (but not including any accrued but unpaid interest) into shares of the Company's restricted common stock at a per share price equal to 80% of the average closing price for five consecutive days prior to notice of conversion. The 6287182 Canada Debenture is due July 31, 2016 and accrues interest at the rate of 12% per annum. The Company is required to pay the accrued interest quarterly commencing on the date of execution and quarterly thereafter.

Brevets 12% Convertible Debenture

On July 17, 2013, the Company issued a 12% convertible debenture in the principal amount of $50,000 (the "Brevets Convertible Debenture") to Brevets Futek MSM Ltee, a private corporation organized under the laws of Canada ("Brevets Futek"). In accordance with the terms and provisions of the Brevets Convertible Debenture, the Company may redeem at any time by paying the principal plus accrued interest. Brevets Futek has the right at any time prior to repayment of the principal to convert all or a portion of the principal (but not including any accrued but unpaid interest) into shares of the Company's restricted common stock at a per share price equal to 80% of the average closing price for five consecutive days prior to notice of conversion. The Brevets Convertible Debenture is due July 17, 2016 and accrues interest at the rate of 12% per annum. The Company is required to pay the accrued interest quarterly commencing on the date of execution and quarterly thereafter

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	12% Convertible Debenture dated July 31, 2013 between Technologies Scan Corporation and 6287182 Canada Inc.

10.2	12% Convertible Debenture dated July 17, 2013 between Technologies Scan Corporation and Brevets Futek MSM Ltee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.

DATE: August 15, 2013	By:	/s/ Ghislaine St-Hilaire
	Name:	Ghislaine St-Hilaire
	Title:	President